COMVERGE, INC.

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

October 16, 2007

Schedule A Investors
Schedule B Principal Stockholders
Schedule C Key Management
Schedule D Acquisition Stockholders

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 16th day of October, 2007, by and among Comverge, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on Schedule A (the “Investors”), the stockholders of the Company listed on Schedule B (the “Principal Stockholders”), certain members of the Company’s management listed on Schedule C, as the same may be amended from time to time (the “Key Management”) and certain stockholders of the Company listed on Schedules D-1 and D-2, (the “Acquisition Stockholders”).

RECITALS

WHEREAS, the Company and certain of its stockholders are parties to that certain Registration Rights Agreement dated as of July 23, 2007 (the “Prior Agreement”), and each believes that it is in the best interest of the Company and its stockholders to amend and restate the Prior Agreement as set forth herein;

WHEREAS, the Company completed its initial public offering on April 18, 2007 (the “IPO Date”) and in connection therewith all of the then-outstanding Preferred Stock of the Company was converted into Common Stock of the Company;

WHEREAS, the Company previously offered additional shares of Common Stock and promissory notes convertible (the “Convertible Promissory Notes”) into Common Stock as consideration pursuant to the terms of that certain Agreement and Plan of Merger dated July 23, 2007 (the “Merger Agreement”);

WHEREAS, pursuant to Section 6.4 of the Prior Agreement, the Prior Agreement may be amended by the written consent of the Company and the holders of at least 60% of the Conversion Shares held by the Investors; and

WHEREAS, the Company, undersigned Investors representing greater than 60% of the Conversion Shares held by the Investors, the undersigned Principal Stockholders, the undersigned members of Key Management and the undersigned Acquisition Stockholders desire to amend and restate the Prior Agreement as set forth herein on behalf of themselves and the parties to the Prior Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants set forth herein and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.
Definitions

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate”, as applied to any person or entity, shall mean a person or entity directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with the first person or entity, including affiliated venture capital funds.

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“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time charged with primary responsibility for administering the Securities Act (or any successor legislation).

“Common Stock” shall mean the Common Stock, $0.001 par value, of the Company, as constituted as of the date of this Agreement.

“Conversion Shares” shall mean (i) the shares of Common Stock issued to the Investors set forth on Schedule A and the Acquisition Stockholders set forth on Schedule D-1, and subject to the provisions below, any Note Shares and Escrowed Shares, (ii) the shares of Common Stock issuable upon the exercise of that certain Amended and Restated Warrant to purchase Series C Preferred Stock of the Company dated effective as of April 4, 2007, and issued to Air Products and Chemicals, Inc., and (iii) the shares of Common Stock issuable upon the exercise of that certain Amended and Restated Warrant of the Company dated effective as of April 4, 2007, and issued to Partners for Growth, L.P.; provided, however, that (x) any Note Shares (as defined below) that are Conversion Shares shall not become Conversion Shares until actually issued by the Company, (y) any Escrowed Shares (as defined below) that are Conversion Shares shall not become Conversion Shares until July 1, 2008, and (z) any shares subject to issuance upon the exercise of either of the warrants set forth in clauses (ii) and (iii) above shall not become Conversion Shares until issued.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Registration Expenses” shall mean the expenses so described in Section 3.5.

“Registrable Securities” shall mean (i) the Conversion Shares held by the Investors set forth on Schedule A and the Conversion Shares held by the Acquisition Stockholders set forth on Schedule D-1; (ii) shares of Common Stock now held, as set forth on Schedule B, or hereafter acquired by the Principal Stockholders; provided, however, that such shares of Common Stock held by the Principal Stockholders shall not be deemed Registrable Securities for the purposes of Sections 3.1, 3.3 and 3.9; (iii) shares of Common Stock now held, as set forth on Schedule C, or hereafter acquired by Key Management; provided, however, that such shares of Common Stock held by Key Management shall not be deemed Registrable Securities for the purposes of Sections 3.1, 3.3 and 3.9 and; provided further that shares of Common Stock issuable to members of Key Management pursuant to the exercise of options shall be considered Registrable Securities (within the limitations set forth in this clause (iii)); (iv) shares of Common Stock issued to the Acquisition Stockholders, as set forth on Schedule D-2, pursuant to any merger agreement (including the Merger Agreement), purchase agreement and other acquisition agreement in connection with a bona fide business acquisition by the Company or its subsidiaries, including (A) shares of Common Stock issuable upon conversion of any convertible promissory notes (including the Convertible Promissory Notes) issued to the Acquisition Stockholders pursuant to a merger agreement, purchase agreement and other acquisition agreement in connection with a bona fide business acquisition by the Company or its subsidiaries (the “Note Shares”) and (B) shares of Common Stock held in escrow pursuant to a merger agreement (including the Merger Agreement), purchase agreement and other acquisition agreement in connection with a bona fide business acquisition by the Company or its subsidiaries (the “Escrowed Shares”); provided, however, that the Note Shares shall not become Registrable Securities until actually issued by the Company and the Escrowed Shares shall not become Registrable Securities until, (x) with respect to those issued in connection with the Merger Agreement, July 1, 2008, and, (y) with respect to such other Escrowed Shares, the date upon which such Escrowed Shares are released from escrow pursuant to the terms of the governing escrow agreement; and (v) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) through (iv) above, in each case with the same limitation thereon; provided further that Registrable Securities shall not include any shares of Common Stock (1) that have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (2) that have otherwise been sold to the public.

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“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 3.5.

“Time of Sale Information” means the information conveyed to an investor at the time such investor becomes committed to purchase securities for purposes of determining liability under Sections 12(a)(2) and 17(a)(2) of the Securities Act.

ARTICLE II.
[Intentionally Omitted.]

ARTICLE III.
Registration

Section 3.1 Required Registration

(a) At any time after July 23, 2008, the holders of a majority of the Conversion Shares, may request the Company to register some or all of their Registrable Securities under the Securities Act if the anticipated aggregate price to the public is not less than $8,000,000. Any request for registration (“Registration Request”) shall specify (A) the approximate number of shares of Registrable Securities requested to be registered and (B) the intended method of distribution of such shares.

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(b) Within ten days after the receipt of a Registration Request, the Company shall immediately notify all holders of Registrable Securities (other than Registrable Securities held by Key Management and Principal Stockholders) from whom notice has not been received and shall, subject to the limitations of this Section 3.1, effect, as expeditiously as is reasonably possible the registration under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within 15 days after the giving of such notice by the Company). In the event that any registration pursuant to this Section 3.1 shall be, in whole or in part, an underwritten public offering of Common Stock, and the managing underwriters advise the Company in their opinion that the number of securities to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within the price range acceptable to the Company, then the number of Registrable Securities included in such offering may be reduced, prorate among the Registrable Securities requested to be included in such offering.

(c) The Company will have the right to select one or more underwriters to manage the offering, subject to the reasonable satisfaction of a majority in interest of the holders of the Conversion Shares initially requesting registration, which approval, if any be required, shall not be unreasonably withheld or delayed; provided, that if the managing underwriter or underwriters shall be the firm or firms that managed the Company’s most recently completed underwritten public offering of Common Stock, such firms shall be deemed acceptable unless a majority in interest of the holders the Conversion Shares initially requesting such registration shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering.

(d) The Company shall be obligated to effect a registration pursuant to this Section 3.1 on two occasions only, and shall not be required to effect a registration if the Company delivers notice in writing to the holders of Registrable Securities within 30 days of any Registration Request of the Company’s intent to file a registration statement within 90 days.

(e) The Company shall be entitled to include in any registration statement referred to in this Section 3.1, for sale in accordance with the method of disposition specified by requesting holders, shares of Common Stock to be sold by the Company for its own account but only to the extent that such inclusion will not adversely affect the offering for the account of the holders of Registrable Securities. Except for registration statements on Form S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3.1 until the completion of the period of distribution of the registration contemplated thereby.

Section 3.2 Company Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all holders of outstanding Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will use reasonable best efforts to cause such Registrable Securities to be included in the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 3.2 shall be, in whole or in part, an underwritten public offering of Common Stock, and the managing underwriters advise the Company in their opinion that the number of securities to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within the price range acceptable to the Company, then the number of Registrable Securities included in such offering may be reduced, pro rata among the Registrable Securities requested to be included in such offering; provided, however, that in the case of any underwritten public offering, the number of shares of Conversion Shares included in such offering shall not be reduced below an amount equal to 25% of the total number of shares to be included. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3.2 without thereby incurring any liability to the holders of Registrable Securities.

Section 3.3 Registration on Form S-3. If at any time (i) a holder or holders of Conversion Shares request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of their Conversion Shares, the reasonably anticipated aggregate price to the public of which would exceed $2,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall, as soon as practicable, use reasonable best efforts to effect and maintain such registration under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the Conversion Shares specified in such notice. The method of disposition may include the registration of such shares “for the shelf” to be offered on a delayed or continuous basis as provided in Rule 415 under the Securities Act. Whenever the Company is required by this Section 3.3 to use reasonable best efforts to effect the registration on behalf of a holder or holders of Conversion Shares, the Company shall notify all other holders of Registrable Securities and provide them with the opportunity to participate in the offering in accordance with Section 3.2 hereof (with any exclusion by underwriters to be pro rata on the basis of the number of shares of Registrable Securities, as defined this Section 3.3 only, requested to be included), and the provisions of paragraphs (c) and (e) of Section 3.1 shall apply to such registration. The Company shall not be required to effect more than two such registrations pursuant to this Section 3.3 in any 12-month period. Registrations effected pursuant to this Section 3.3 shall not be counted as demand registrations effected pursuant to Section 3.1.

Section 3.4 Registration Procedures. If and whenever the Company is required by the provisions of Section 3.1, 3.2 or 3.3 to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3.1, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided); provided, however, that the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if in the reasonable good faith judgment of the Company’s Board of Directors it would be seriously detrimental to the Company to effect a registration at such time;

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(b) prepare and file with the Commission such amendments and supplements to such registration statement and the related prospectus as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus forming a part thereof (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d) use reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such registration statement with any securities exchange (or quotation system) on which the Common Stock of the Company is then listed (or qualified for inclusion);

(f) immediately (i) notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and (ii) use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) notify each seller of Registrable Securities, promptly after it shall receive notice thereof, of the time when a registration statement covering such Registrable Securities has become effective or a prospectus forming a part of the registration statement or supplement thereto has been filed;

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(h) if the offering is underwritten and at the request of any seller of Registrable Securities, use reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, in form and substance as is customarily given in an underwritten public offering; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, in form and substance as is customarily given in an underwritten public offering; and

(i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney or accountant retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement.

(j) For purposes of Section 3.4(a) and 3.4(b), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof.

(k) It shall be a condition precedent to the obligations of the Company to take any action in connection with each registration pursuant to Sections 3.1, 3.2 or 3.3 hereof, that the sellers of Registrable Securities furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

(l) In connection with each registration pursuant to Sections 3.1, 3.2 or 3.3 covering an underwritten public offering, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders of such Registrable Securities accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), provided that, such terms shall not provide for indemnification or contribution obligations on the part of the holders of the Registrable Securities materially greater than the obligations of such holders pursuant to Section 3.6(b) hereof.

Section 3.5 Expenses. All expenses incurred by the Company in complying with Sections 3.1, 3.2 and 3.3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and the reasonable fees and disbursements of one counsel for the sellers of Registrable Securities not to exceed $25,000, but excluding any Selling Expenses, are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses”. The Company will pay all Registration Expenses in connection with each registration statement under Section 3.1, 3.2 or 3.3; provided, however, that the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn on the written request of the holders of a majority of the Conversion Shares to be registered (in which case all participating holders of Conversion Shares shall bear such expenses pro rata), unless the holders of a majority of the Conversion Shares agree to forfeit their right to one demand registration pursuant to Section 3.1; provided, further that if at the time of such withdrawal, such holders of Conversion Shares have learned of a material adverse change in the Company from that known to such holders at the time of the request and have withdrawn the request with reasonable promptness following disclosure by the Company of or such holders’ otherwise having learned of such material adverse change, then the Company shall pay the Registration Expenses of such holders, and such holders shall not be required to pay any of such expenses and shall not forfeit their right to a demand registration pursuant to Section 3.1. All Selling Expenses in connection with each such registration statement shall be borne by the participating sellers.

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Section 3.6 Indemnification and Contribution

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or “free writing prospectus” (as defined pursuant to Rule 405 of the Securities Act) relating thereto, or the Time of Sale Information, each as amended or supplemented, if applicable, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) arise out of or are based on any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any such indemnitee (i) for any amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), provided that, any settlement effected without the consent of the Company shall not relieve the Company from any liability which it may have to such indemnified party for such damage other than under this Section 3.6, (ii) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such indemnitee in writing specifically for use in such registration statement or prospectus, or (iii) if and to the extent that, in the case of a sale directly by such holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution solely on behalf of such holder of Registrable Securities), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Securities failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws, provided that, notice of the filing of such final or amended prospectus was properly delivered by the Company pursuant to Section 3.4(g).

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(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act or any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or “free writing prospectus” (as defined pursuant to Rule 405 of the Securities Act) relating thereto, or the Time of Sale Information, each as amended or supplemented, if applicable, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds (after deduction of underwriting discounts and other Selling Expenses) to such seller from the sale of Registrable Securities covered by such registration statement.

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(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 3.6 and shall only relieve it from any liability which it may have to such indemnified party under this Section 3.6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel mutually satisfactory to the parties, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party also shall be responsible for the expenses of such defense if the indemnifying party does not elect to assume such defense.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 3.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute, when added to any amounts paid pursuant to Section 3.6(c), an amount in excess of the net proceeds (after deduction of underwriting discounts and other selling expenses) to such seller from the sale of Registrable Securities covered by such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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(e) Any reference in this Section 3.6 to a registration statement shall be deemed to mean the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offering and sale of securities thereunder pursuant to Rule 462(b) under the Securities Act. Any reference in this Section 3.6 to a prospectus or the Time of Sale Information shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents. Any reference in this Section 3.6 to the terms “amend,” “amendment,” or “supplement” (or any derivations thereof) with respect to a registration statement, prospectus or the Time of Sale Information shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the date of a registration statement, or the date of a prospectus or such Time of Sale Information, as the case may be, and deemed to be incorporated therein by reference.

(f) The rights and obligations of the parties hereto under this Section 3.6 shall survive the termination of this Agreement.

Section 3.7 Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

Section 3.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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(c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

Section 3.9 Future Registration Rights. In addition to any other restrictions imposed hereby, the Company shall not, except with the consent of the holders of a majority of the Conversion Shares, enter into any agreement with any holder or prospective holder (each, an "Other Holder") of any securities of the Company that would grant such Other Holder registration rights that would (i) reduce the amount of Conversion Shares that may be registered pursuant to Section 3.1, 3.2 or 3.3 hereof, or (ii) otherwise provide any Other Holder the right to register any securities. In addition, except with the consent of the holders of a majority of the Registrable Securities held by the Acquisition Stockholders, the Company shall not enter into any agreement with any Other Holder that would grant such Other Holder registration rights that are superior to the registration rights of the Acquisition Stockholders hereunder; provided, however, that the foregoing consent of the Acquisition Stockholders shall not be required if Registrable Securities held by the Acquisition Stockholders are treated pari passu with the registrable securities of such Other Holder(s) on a pro rata basis.

Section 3.10 Market Stand Off.

(a) In order to provide for an orderly market for the sale of Common Stock in offerings to which this Agreement relates and to enable the parties hereto to benefit from such an orderly market, each Investor, Principal Stockholder, Acquisition Stockholder and Key Manager hereby agrees that in the event the Company notifies the holders in writing that it intends to file a registration statement for an underwritten public offering of its Common Stock (other than a registration statement described in Section 3.10(f)) with the SEC (a “Filing Notice”), each Investor, Principal Stockholder, Acquisition Stockholder and Key Manager shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it at any time, excluding shares of Common Stock included in such registration, during the period of time commencing on the date of receipt of the Filing Notice (calculated in accordance with the notice provisions hereof) and ending on:

(i) the 31st day following the date of receipt of the Filing Notice, in the event the Company has not filed a registration statement with the SEC during such time period; or

(ii) in the event the Company files a registration statement with the SEC within the period of time set forth in clause (i) above, then the earlier of (A) the 91st day following the first filing of such registration statement or (B) the first day on which a lock-up agreement referenced in Section 3.10(b) becomes effective.

The Filing Notice shall include a statement that the anticipated offering price for the Registrable Securities to be included in such offering is not less that $100 million in the aggregate.

11

(b) In addition to the provisions of Section 3.10(a), each Investor, Principal Stockholder, Acquisition Stockholder and Key Manager also hereby agrees that, during the period of time requested by the managing underwriter(s) in the applicable offering (not to exceed 90 days) following the date of the final prospectus related to a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except Common Stock included in such registration.

(c) Notwithstanding the foregoing, an Investor, Principal Stockholder, Acquisition Stockholder or Key Manager shall be allowed to pledge shares of Common Stock pursuant to a bona fide pledge; provided, and only if, (i) the pledgee with respect to such shares executes an agreement substantially in the form attached hereto as Exhibit A and (ii) the shares of Common Stock subject to the pledge are released to the applicable Investor, Principal Stockholder, Acquisition Stockholder or Key Manager no later than the third business day following the closing of the offering to which this Section 3.10 applies.

(d) In order to enforce the covenants set forth in this Section 3.10, the Company may impose stop transfer instructions with respect to the Registrable Securities of each (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(e) Each holder of Conversion Shares hereby agrees that in the event such holder, directly or indirectly, sells, offers to sell, contracts to sell (including, without limitation, any short sale), grants any option to purchase or otherwise transfers or disposes of Registrable Securities, such shares shall be deemed to be Conversion Shares unless such holder delivers to the Company within 10 days after such sale, offer, grant, transfer or disposition a written notice indicating that such shares are not Conversion Shares and shall indicate the manner in which the Registrable Securities proposed to be sold, offered, granted, transferred or disposed of were previously acquired by such holder.

(f) The obligations described in this Section 3.10 shall not apply to a registration (i) relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, (ii) relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future or (iii) in which the anticipated offering price to the public for the Registrable Securities to be included in the offering is less than $100 million in the aggregate.

(g) The obligations of each Investor, Principal Stockholder, Acquisition Stockholder and Key Manager under this Section 3.10 shall terminate upon the termination of the Company’s obligations to register Registrable Securities held by such party pursuant to Section 3.11.

(h) The provisions of this Section 3.10 shall apply only to the next offering following the effectiveness of this Amended and Restated Registration Rights Agreement (the “Next Offering”); provided, however, upon written notice signed by the Company and the holders of at least 60% of the then-outstanding Conversion Shares, the provisions of this Section 3.10 may be made applicable to future registrations (other than registrations described in Section 3.10(f)) of the Company.

12

(i) For purposes of the Next Offering, the parties hereto agree that (i) the form of Lock-up Agreement attached as Exhibit B hereto shall serve as the requested lock-up agreement for purposes of Section 3.10(b) and (ii) the initial lock-up period that is the subject of the lock-up agreement set forth in the foregoing clause (i) for the Next Offering shall not extend beyond March 31, 2008.

(j) Notwithstanding the foregoing, (i) with respect to Section 3.10(a), the Company shall have the authority to allow such exceptions to Section 3.10(a) (and the other provisions of this Section 3.10 applicable thereto, excluding Section 3.10(b)) as it deems advisable; provided that such granting of an exception must be in writing; and provided further that in the event of any release of any securities from the restrictions set forth in Section 3.10(a) the other parties hereto then subject to the restrictions set forth in this Section 3.10(a) shall be released from such restrictions on a pro rata basis; provided, however, there shall be no such pro rata release if it is determined by a majority of the members of the Company’s Board of Directors then in office that there shall be no pro rata release and (ii) with respect to Section 3.10(b), the Company and the managing underwriter(s) in such offering shall have the authority to allow such exceptions to Section 3.10(b) (and the other provisions of this Section 3.10 applicable thereto, excluding Section 3.10(a)) as they together deem advisable; provided that such granting of an exception must be in writing; and provided further that in the event of any release of any securities from the restrictions set forth in Section 3.10(b) the other parties hereto then subject to the restrictions set forth in this Section 3.10(b) shall be released from such restrictions on a pro rata basis; provided, however, there shall be no such pro rata release if it is determined by both the managing underwriter(s) for such offering and a majority of the members of the Company’s Board of Directors then in office that there shall be no pro rata release.

(k) The Company hereby agrees that it will not enter into an underwriting agreement for an offering to which this Section 3.10 applies unless such underwriting agreement contains provisions requiring that the underwriters in such offering abide, to the extent applicable, by the provisions of this Section 3.10.

Section 3.11 Termination of Registration Rights. The obligations of the Company to register Registrable Securities under Section 3.1, 3.2 or 3.3 for a holder of Registrable Securities shall terminate on the earliest to occur of (i) the fifth anniversary of the IPO Date (April 18, 2012) and (ii) the date on which such holder can, in the reasonable opinion of counsel to the Company, sell all shares of his Registrable Securities in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act; provided, however, that the obligation of the Company to register Registrable Securities under Section 3.1, 3.2 or 3.3 shall continue with respect to any holder while such holder owns more than 1% of the Company’s outstanding Common Stock (as calculated for purposes of paragraph (e) of Rule 144).

ARTICLE IV.
[Intentionally Omitted.]

13

ARTICLE V.
[Intentionally Omitted.]

ARTICLE VI.
Miscellaneous

Section 6.1 Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, including, without limitation, transferees of any Registrable Securities, whether so expressed or not, each of whom as a condition to such transfer shall execute an Adoption Agreement in the form attached hereto as Exhibit C; provided, however, that rights to register Registrable Securities pursuant to Article III may be transferred only to (i) any then-current holder of Registrable Securities, (ii) any Affiliate of a holder of Registrable Securities, (iii) any family member or trust of any individual holder of Registrable Securities, (iv) a transferee who acquires at least 250,000 shares of Registrable Securities or (v) a transferee if the Company approves of the transfer of such rights in writing.

Section 6.2 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effectively given: (1) upon actual delivery, when delivered personally; (b) upon receipt when sent by confirmed telegram or fax if sent during normal business hours, and if not, then on the next business day; (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (d) five business days after being deposited in the U.S. mail, as certified or registered mail, return receipt requested, postage prepaid if addressed to U.S. addressees or (e) seven business days after being deposited in the U.S. mail, as certified or registered mail, return receipt requested, postage prepaid if addressed to non-U.S. addressees. All communications hereunder shall be sent addressed as follows (or at such other address as a party may designate by ten days’ advance written notice to the other parties hereto):

(i) if to the Company, at its principal place of business, with a copy to Steven M. Tyndall, Fish & Richardson, PC, 111 Congress Avenue, Suite 810, Austin, TX 78701, facsimile: (512) 320-8935;

(ii) if to any holder of Registrable Securities, at such address as may have been furnished to the Company in writing by such holder.

Section 6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

Section 6.4 Amendments. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least 60% of the Conversion Shares held by the Investors; provided, however, that (i) in the event such amendment or waiver adversely affects the rights and/or obligations of the Principal Stockholders, Acquisition Stockholders or Key Management in a different manner than the Investors, such amendment or waiver shall also require the written consent of the holders of a majority of the Common Stock then held by the Principal Stockholders, the Acquisition Stockholders or the holders of a majority of the Common Stock then held by Key Management who are then providing services to the Company as an employee, officer or director, as the case may be, (ii) any amendment or waiver that affects one holder of Conversion Shares in a disproportionately adverse manner as compared to other holders of Conversion Shares must be approved by the disproportionately affected holder of Conversion Shares and (iii) in the event such amendment or waiver adversely affects the registration rights of the Acquisition Stockholders under Article III or the rights of the Acquisition Stockholders under this Section 6.4, such amendment or waiver shall also require the written consent of the holders of a majority of the Registrable Securities then held by the Acquisition Stockholders; and provided further that the Board of Directors shall have the right (a) to amend or modify the list of Key Management on Schedule C hereto from time to time to add or remove certain individuals who become or are no longer employees, officers or directors of the Company; provided, however, that, subject to Section 6.10, the Board shall not remove any individual from Schedule C without the consent of such member of Key Management and (b) to amend or modify the list of Acquisition Stockholders on Schedule D hereto from time to time to add certain entities or individuals that may become stockholders of the Company from time to time in connection with a bona fide business acquisition in which the Company or any subsidiary of the Company is the acquiror. In the event of any addition of a member of Key Management or Acquisition Stockholder who shall have been approved by the Board of Directors, such member of Key Management or Acquisition Stockholder shall become a party to this Agreement upon receipt from such new member of Key Management or Acquisition Stockholder of a fully executed adoption agreement in the form attached as Exhibit C hereto. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

14

Section 6.5 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

Section 6.6 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

Section 6.7 Joint Product. This Agreement is the joint product of the Company and the other parties hereto and each provision hereof and thereof has been subject to the mutual consultation, negotiation and agreement of the Company and the other parties hereto and shall not be construed against any party hereto.

15

Section 6.8 Termination of Prior Agreement. The parties hereto agree that the Prior Agreement is hereby amended and restated and shall be of no further force or effect.

Section 6.9 Consent to Grant of Registration Rights. Pursuant to Section 3.9 of the Prior Agreement, the Investors (as defined in the Prior Agreement) holding a majority of the Preferred Registrable Securities (as defined in the Prior Agreement) hereby consent to the grant of registration rights provided for in this Agreement.

Section 6.10 Removal of Key Management. As set forth in Section 6.4, as a general matter Key Manager may not be removed from this Agreement without the written consent of such Key Manager. Notwithstanding the foregoing, a Key Manager may be removed from this Agreement by the affirmative consent of a majority of the Company’s Board of Directors then in office in the event such Key Manager’s service with the Company is terminated (i) by the Company for “Cause” as such term is defined in the employment agreement between the Company and such Key Manager or, if there shall be no such employment agreement or if such employment agreement does not contain such defined term, then as such term is defined in the Company’s 2006 Long-term Incentive Plan or (ii) by the Key Manager other than for “Good Reason” as such term is defined in the employment agreement between the Company and such Key Manager or, if there shall be no such employment agreement or if such employment agreement does not contain such defined term, then as such term is defined in the Company’s 2006 Long-term Incentive Plan; provided, however, if at the time of the proposed removal of a Key Manager by the Company’s Board of Directors pursuant to this Section 6.10, such Key Manager is subject to the transfer restrictions set forth in Section 3.10(b), then the Key Manager shall remain a party to this Agreement and such removal shall not be effective until the earlier of (a) the release of such Key Manager from such transfer restrictions or (b) the termination of such period in accordance with the agreement between the managing underwriters and the Key Manager.

[Signature pages follow]

16

IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to the Registration Rights Agreement as of the date first written above.

COMPANY: COMVERGE, INC.

Robert M. Chiste Chief Executive Officer

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

AIR PRODUCTS AND CHEMICALS, INC.

By: Name:
Title:

ACORN FACTOR, INC.

By: Name:
Title:

ENERTECH CAPITAL PARTNERS II L.P.

By:	ECP II Management L.P., Its General Partner

By:	ECP II Management L.L.C., Its General Partner

By:	Scott Ungerer Managing Director

ECP II INTERFUND L.P.

By:	ECP II Management L.P., Its General Partner

By:	Scott Ungerer Managing Director

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

EASTON HUNT CAPITAL PARTNERS, L.P.

By:	EHP GP, L.P., Its General Partner

By:	EHC, Inc., Its General Partner

By: Name:
Title:

E.ON VENTURE PARTNERS

By: Name:
Managing Director

By:	Steffen Hasselwander Managing Director

PARTNERS FOR GROWTH L.P.

By:	Partners for Growth, LLC, Its General Partner

By: Name:
Title:

NTH POWER TECHNOLOGIES FUND II, L.P.,
NTH POWER TECHNOLOGIES FUND II-A, L.P.

By:	NTH POWER MANAGEMENT II, L.P. AND NTH POWER MANAGEMENT II-A, L.L.C.

By:	Nth Power L.L.C. Their Management Agent

By: Name:
Title:

INVESTORS:

RIDGEWOOD COMVERGE, LLC

By: Name:
Title:

SHELL INTERNET VENTURES B.V.

By: Name:
Title:

NORSK HYDRO TECHNOLOGY VENTURES AS

By: Name:
Title:

ROCKPORT CAPITAL PARTNERS, L.P.

By:	ROCKPORT CAPITAL I, LLC ITS GENERAL PARTNER

By: Name:
Title:	Managing Member

RP CO-INVENTMENT FUND I, L.P.

By:	RP CO-INVESTMENT FUND I GP, LLC ITS GENERAL PARTNER

By: Name:
Title:	Managing Member

EMERSON VENTURES INC.

By: Name:
Title:

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

Richard Preston

John Rossi

Joseph Esteves

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

PRINCIPAL STOCKHOLDERS:

ACORN FACTOR, INC.

By: Name:

Title:

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

KEY MANAGEMENT:

Robert M. Chiste

T. Wayne Wren

Frank Magnotti

Edward J. Myszka

Michael D. Picchi

John Rossi

Arthur Vos, IV

Dean Musser

Tom Van Denover

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

ACQUISITION STOCKHOLDERS:

[signature block for entities]:	(print name of entity)

By: Name:

Title:

[signature block for individuals]:
(signature)

Name:

[COUNTERPART SIGNATURE PAGE TO COMVERGE, INC. REGISTRATION RIGHTS AGREEMENT]

SCHEDULE A

Investors

Name and Address of Investors	Conversion Shares
Air Products and Chemicals, Inc. 7201 Hamilton Boulevard Allentown, PA 18195-1501 Attention: Director, Venture Investments Fax: (610) 706-5979	427,071

Acorn Factor, Inc. 200 RT 17 Mahwah, New Jersey 07430 Attention: George Morgenstern Fax: (302) 656-1703

Easton Hunt Capital Partners, L.P. 767 Third Avenue - 7th Floor New York, New York 10017 Attention: Richard Schneider Fax: (212) 702-0952	199,141

EnerTech Capital Partners II L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: David Lincoln Fax: (610) 254-4188	1,798,366

ECP II Interfund L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: David Lincoln Fax: (610) 254-4188	68,598

E.ON Venture Partners E.ON Platz 1 40479 Düsseldorf Germany Attention: Steffen Hasselwander Fax: 011.49.211.45.79.501	599,780

Name and Address of Investors	Conversion Shares
Nth Power 50 California Street San Francisco, California 94111 Attention: Tim Woodward Fax: (415) 983-9984	1,526,878

Shell Internet Ventures B.V. c/o Shell Centre, SIS SIW London, SE1 7NA, UK Attention: Alex Betts and Michael Salmon Fax: (713) 241-0735	179,934

Ridgewood Comverge, LLC c/o Ridgewood Capital 947 Linwood Avenue Ridgewood, NJ 07450 Attention: Robert L. Gold Fax: (845) 622-3633	468,877

Norsk Hydro Technology Ventures AS Kjorbov 16, Sandvika N-0246 Oslo Norway Attention: Alex Tham Fax: 011 47 22 53 77 98	245,251

Partners for Growth, L.P. 180 Pacific Avenue San Francisco, California 94111 Attention: Lorraine Nield Fax: (415) 781-0510	16,594

Richard Preston 1937 Willeo Creek Point Marietta, GA 30068 Fax: (770) 696-7665	1,440

John Rossi 1 Sterlin Avenue Mendham, NJ 07945 Fax: (973) 884-3504	1,199

Name and Address of Investors	Conversion Shares
Joseph Esteves 3 River Road Riverdale, NY 10463 Fax: (212) 615-3430	8,163

Emerson Ventures Inc. 8000 W. Florissant Avenue St. Louis, MO 63136 Attention: H. M. Smith Fax: (314) 553-3713	770,989

RockPort Capital Partners, L.P. 160 Federal Street, 18th Floor Boston, MA 02110 Attention: Alexander Ellis Fax: (617) 912-1449	1,003,282

RP Co-Investment Fund I, L.P. 160 Federal Street, 18th Floor Boston, MA 02110 Attention: Alexander Ellis Fax: (617) 912-1449	334,427

TOTAL	7,222,919

SCHEDULE B

Principal Stockholders

Name and Address of Principal Stockholders	Registrable Securities
Acorn Factor, Inc. 200 RT 17 Mahwah, New Jersey 07430 Attention: John A. Moore Fax: (302) 656-1703	2,207,654

B-1

SCHEDULE C

Key Management

Name and Address of Key Management	Registrable Securities
Robert M. Chiste 15834 Hidden Cove Houston, TX 77079	792,575

T. Wayne Wren 40 Sugarberry Drive Houston, TX 77024	154,411

Frank Magnotti 89 Mountain Avenue Millburn, NJ 07041	273,279

Edward J. Myszka 705 Cottonfield Trace Alpharetta, GA 30022-8285	78,812

Michael D. Picchi 4405 Lake Chimney Place NE Roswell, GA 30075-5276	25,000

John Rossi 1 Sterling Avenue Mendham, NJ 07945-1612	[________	]

Arthur Vos, IV 25 Jill Terrace Succasunna, NJ 07876-1812	33,382

Dean Musser(A) 203 Margaret Way Kennett Square, PA 19348	59,907

Tom Van Denover 4598 E Links Parkway Centennial, CO 80122-3720	[________	]

TOTAL	[________	]

(A)
Includes (i) 59,907 shares of Common Stock currently outstanding and (ii) 23,805 Notes Shares and 8,946 Escrowed Shares when, and if, such shares are deemed to be Registrable Securities pursuant to the terms and conditions of this Agreement.

C-1

SCHEDULE D-1
Acquisition Stockholders

	Conversion Shares
Name and Address of Acquisition Stockholders	Share Consideration	Notes Shares	Escrowed Shares
David Kelly 2804 Dover Road NW Atlanta, Georgia 30327 Fax: Not available	2,761	1,097	421

ECP II Interfund L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: Tucker Twitmeyer Fax: (610) 254-4188	11,578	4,600	1,721

Endeavor Capital Partners, LLC 49 Richmondville Avenue, Suite 215 Westport, Connecticut 06880 Fax: (203) 341-7799	194,434	77,261	29,060

EnerTech Capital Holding Company LP 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: Tucker Twitmeyer Fax: (610) 254-4188	2,436	967	363

EnerTech Capital Partners L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: Tucker Twitmeyer Fax: (610) 254-4188	46,364	18,423	6,921

EnerTech Capital Partners II L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087-1990 Attention: Tucker Twitmeyer Fax: (610) 254-4188	303,523	120,609	45,310

Hydro-Quebec Capitech, Inc. 1000 Sherbrooke Street West Montreal Quebec, Canada Attention: Jean-Robert Pronovost	229,123	91,046	34,241

TOTAL	790,219	314,003	118,037

D1-1

SCHEDULE D-2

Acquisition Stockholders

	Registrable Securities
Name and Address of Acquisition Stockholders	Share Consideration	Notes Shares	Escrowed Shares
AEP Communications, LLC 1 Riverside Plaza Columbus, Ohio 43215-2372 Attention: Heather L. Geiger	528	209	76

AEP Investments, Inc. 1 Riverside Plaza Columbus, Ohio 43215-2372 Attention: Heather L. Geiger	3,917	1,556	593

Carr, Robert W III 3503 Old Windy Bush Road New Hope, Pennsylvania 18938 Fax: (908) 864-8099	1,645	653	249

C3 Communications, Inc. 1 Riverside Plaza Columbus, Ohio 43215-2372 Attention: Heather L. Geiger	809	321	115

Driscoll, Greg 10705 2nd Avenue Stone Harbor, New Jersey 8247 Fax: (610) 388-7458	11,902	4,729	1,778

ECP II Interfund, L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087 Attention: Tucker Twitmyer	2,633	1,046	401

Electricite de France 805 Veterans Boulevard, Suite 212 Redwood City, California 94063 c/o easEnergy, Inc. (650) 306-9693	3,498	1,390	517

D2-1

	Registrable Securities
Name and Address of Acquisition Stockholders	Share Consideration	Notes Shares	Escrowed Shares
Ellis, David 2 Watson Lane Middletown, Delaware 19709 Fax: (610) 961-3222	23,260	9,242	3,480

Endeavor Capital Partners, LLC 49 Richmondville Avenue, Suite 215 Westport, Connecticut 6880 Attention: Anthony Buffa Fax: (203) 361-7799	57,329	22,780	8,565

Endeavor Capital Management, Inc. 49 Richmondville Avenue, Suite 215 Westport, Connecticut 6880 Attention: Anthony Buffa Fax: (203) 341-7799	72	24	19

EnerTech Capital Holding Company LP 700 Building 435 Devon Park Drive Wayne, Pennsylvania Attention: Tucker Twitmyer	752	298	114

EnerTech Capital Partners II L.P. 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087 Attention: Tucker Twitmyer	69,028	27,429	10,305

EnerTech Capital Partners L.P 700 Building 435 Devon Park Drive Wayne, Pennsylvania 19087 Attention: Tucker Twitmeyer	76,521	30,407	11,433

Hobbs & Towne, Inc. PMB 269 P. O. Box 987 Valley Forge, Pennsylvania 19482	1,605	637	249

Hunt, George 24 E. Periwinkle Lane. Newark, Delaware 19711	18,293	7,268	2,734

D2-2

	Registrable Securities
Name and Address of Acquisition Stockholders	Share Consideration	Notes Shares	Escrowed Shares
Hydro-Quebec Capitech, Inc. 1000 Sherbrooke Street West Montreal Quebec, Canada H3A 3G4 Attention: Jean-Robert Pronovost Fax: (514) 289-2531	72,306	28,731	10,802

Katalyst, Inc. 1200 River Road, Suite 1302 Conshohocken, Pennsylvania 19428 Attention: Jonathan Kalman Fax: (484) 530-1799	1,792	711	268

Kelly, David 2804 Dover Road NW Atlanta, Georgia 30327	6,152	2,444	917

Knell, Tammi 57 Hopewell Court Port Deposit, Maryland 21904 Fax: (610) 961-3222	16,612	6,600	2,485

Musser, Dean 203 Margaret Way Kennett Square, Pennsylvania 19348 Fax: (610) 961-3222	59,907	23,805	8,946

Reese, John 49 Linda Court Delmar, New York 12054 (212) 792-0899	1,147	455	172

Reliant Energy Ventures, Inc. 1000 Main Street Office 1983 Houston, Texas 77002 Attention: Brandon Blossman Fax: (713) 497-9190	35,830	14,237	5,353

Schaefer, Mark 106 Bohemian Drive Middletown, Delaware 19709 Fax: (610) 961-3222	20,689	8,221	3,097

D2-3

	Registrable Securities
Name and Address of Acquisition Stockholders	Share Consideration	Notes Shares	Escrowed Shares
T. Williams Consulting, Inc. 2570 Boulevard of the Generals, Suite 110 Audubon, Pennsylvania 19403 Fax: (610) 635-0304	1,684	669	268

Wayne Greenberg, Inc. 2371 Linden Drive Boulder, CO 80304 Fax: (303) 402-9299	1,415	562	210

Keith Hartman 559 Wayne Drive River Vale, NJ 07675	33,617	73,270	201,705

Lori Hartman 559 Wayne Drive River Vale, NJ 07675	512	1,115	3,072

TOTAL	523,455	268,809	277,923

D2-4

EXHIBIT A

FORM OF LETTER AGREEMENT PURSUANT TO SECTION 3.10(c)

Comverge, Inc.
120 Eagle Rock Avenue, Suite 190
East Hanover, NJ 07936
Attention: Chief Executive Officer

Ladies & Gentlemen:

The undersigned is the recipient of a bona fide pledge (the “Pledge”) of shares (the “Shares”) of common stock of Comverge, Inc. (“Comverge”) pursuant to which [__________________], a holder of Registrable Securities (as defined in that certain Amended and Restated Registration Rights Agreement of Comverge, Inc., dated as of October 16, 2007, as amended (the “Agreement”)) is the pledgor. Pursuant to the terms of Section 3.10(c) of the Agreement, the undersigned hereby covenants and agrees with Comverge that in the event the undersigned, or any affiliate of the undersigned, becomes a holder of the Shares pursuant to the terms of the Pledge or the loan documents related to the Pledge, the undersigned agrees that it shall be bound by the provisions of Section 3.10 of the Agreement, including any other provisions of the Agreement that are necessary in order to provide for a full and complete interpretation of the provisions set forth in Section 3.10, as if an original party to the Agreement.

Any notices related to this letter agreement shall be sent as indicated below the undersigned’s signature. The foregoing being acknowledged and agreed to as of the date first set forth above.

[________________________________]

By: ________________________________
Name: ______________________________
Title: _______________________________

Contact Information:

Address:_____________________________
____________________________________
____________________________________
Attention:____________________________
Facsimile:____________________________

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

[Letterhead of officer, director or major shareholder of Corporation]

Comverge, Inc.
Public Offering of Common Stock

[________ ___], 2007

[___________________________]
[___________________________]
As Representatives of the several Underwriters,
c/o [___________________________]
[___________________________]
[___________________________]

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Comverge, Inc., a Delaware corporation (the “Company”), the selling stockholders party thereto and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering (the “Offering”) of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of [___________________________] and [___________________________], offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, other than the exercise of any stock option granted as a direct or indirect result of any Company program, including but not limited to, any form of “cashless” exercise generally available for such grants, provided that the net resulting shares from such exercise shall be subject to this agreement) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (other than a registration statement relating to employee benefit plans of the Company) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, such capital stock (collectively, the “Lock-up Securities”), or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Common Stock (1) transferred to the Underwriters pursuant to the Offering and the Underwriting Agreement or (2) disposed of as bona fide gifts approved by [___________________________] and [___________________________].

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless [___________________________] and [___________________________] waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the lock-up period and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.

The undersigned acknowledges and agrees that this letter agreement shall be subject to the provisions set forth in Section 3.10(j) of that certain Amended and Restated Registration Rights Agreement by and among the undersigned, the Company and the other parties named therein and Section [___] of the Underwriting Agreement.

Notwithstanding anything contained herein to the contrary, to the extent that (i) at any time subsequent to the execution of this agreement the undersigned is not required to make any filings under Section 16 or Sections 13(d) or (g) of the Securities Exchange Act of 1934 with respect to any shares of Common Stock, and (ii) the undersigned has entered into or will enter into an agreement similar to this agreement (a) in connection with a bona fide issuer directed share program relating to the underwritten public offering of Common Stock (a “DSP Program”) with respect to any shares of Common Stock to be purchased in such DSP Program (the “DSP Shares”) and (b) with any member of the underwriting syndicate or any affiliate of such member who is acting as administrator of such DSP Program, the terms of such other similar lock-up agreement and not of this agreement shall govern the undersigned’s rights with respect to such DSP Shares.

If for any reason the Company notifies you that it does not intend to proceed with the Offering, the Underwriting Agreement does not become effective or the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

[Signature of officer, director or major stockholder]

[Name and address of officer, director or major stockholder]

EXHIBIT C

ADOPTION AGREEMENT

THIS ADOPTION AGREEMENT (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of October 16, 2007 (the “Agreement”) by and among Comverge, Inc. (the “Company”) and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

1.     Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

2.     Agreement. As partial consideration for such transfer, Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

3.     Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4.     Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interests and to bind to the terms of the Agreement such spouse’s community interest, if any, in the Stock.

EXECUTED AND DATED this ______ day of _________________, ____.

TRANSFEREE

By: __________________________________
Name: ________________________________
Title: _________________________________
Address: ______________________________
__________________________
Fax: __________________________________

Spouse: (if applicable):

Name: ________________________________

ACKNOWLEDGED AND ACCEPTED:

COMVERGE, INC.

By: ______________________________
Name: ____________________________